                                                                    EXHIBIT 99.1

                         Composition of the Receivables
                                     1998-B

                                                        New                          Used                         Total
                                                  --------------               ---------------               ---------------
Aggregate Principal Balance(1)                    $67,609,934.61                $357,388,492.72              $424,998,427.33

Number of Receivables in Pool                              4,518                         30,388                       34,906

Percent of Pool by Principal Balance                       15.91%                         84.09%

Average Principal Balance                             $14,964.57                     $11,760.84                   $12,175.51
     Range of Principal Balances          ($391.12 to $29,805.17)        ($279.10 to $29,932.02)

Weighted Average APR (1)                                   17.10%                         19.16%                      18.83%
     Range of APRs                              (12.00% to 26.00%)            (12.00% to  29.99%)

Weighted Average Remaining Term                               58                             55                          55
     Range of Remaining Terms                     (4 to 72 months)              (3 to 72 months)

Weighted Average Original Term                                60                             56                          57
     Range of Original Terms                    (18 to 72 months)              (12 to 72 months)

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(1) Aggregate Principal Balance includes some portion of accrued interest.
    As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


          Distribution of the Receivables by APR as of the Cutoff Date

                       Aggregate Principal
                       Balance as of Cutoff         Percent of Aggregate       Number of       Percent of Number of
   APR Range (1)               Date                 Principal Balance (2)      Receivables        Receivables (2)
---------------------  -----------------            ----------------------     -----------      -------------------
12.000% to 12.999%          $25,750,922                       6.06%             1,674                   4.80%
13.000% to 13.999%           11,553,115                       2.72%               730                   2.09%
14.000% to 14.999%           10,332,130                       2.43%               660                   1.89%
15.000% to 15.999%           21,955,446                       5.17%             1,436                   4.11%
16.000% to 16.999%           21,778,317                       5.12%             1,504                   4.31%
17.000% to 17.999%           39,133,376                       9.21%             2,913                   8.35%
18.000% to 18.999%           82,752,047                      19.47%             6,702                  19.20%
19.000% to 19.999%           40,068,374                       9.43%             3,227                   9.24%
20.000% to 20.999%           48,180,040                      11.34%             4,084                  11.70%
21.000% to 21.999%           70,510,718                      16.59%             6,628                  18.99%
22.000% to 22.999%           22,582,011                       5.31%             2,171                   6.22%
23.000% to 23.999%           17,847,550                       4.20%             1,757                   5.03%
24.000% to 24.999%            7,860,695                       1.85%               806                   2.31%
25.000% to 25.999%            3,601,164                       0.85%               451                   1.29%
26.000% to 26.999%              746,309                       0.18%               114                   0.33%
27.000% to 27.999%              146,103                       0.03%                19                   0.05%
28.000% to 28.999%               35,436                       0.01%                 6                   0.02%
29.000% to 29.999%              164,676                       0.04%                24                   0.07%
                           ------------                     -------            ------                 -------
TOTAL                      $424,998,427                     100.00%            34,906                 100.00%
                           ============                     =======            ======                 =======

--------------------------------------------------------------------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2) Percentages may not add to 100% because of rounding.

        Distribution of the Receivables by Geographic Location of Obligor
                                     1998-B

                         Aggregate Principal
                         Balance as of Cutoff      Percent of Aggregate        Number of        Percent of Number of
       State                    Date               Principal Balance (1)      Receivables         Receivables (1)
---------------------    --------------------      ---------------------      -----------       ---------------------
California                  $55,666,977.36                   13.10%             4,289                  12.29%
Texas                        42,950,284.30                   10.11%             3,621                  10.37%
Florida                      25,969,916.72                    6.11%             2,111                   6.05%
Illinois                     22,909,749.78                    5.39%             1,831                   5.25%
New York                     22,272,965.95                    5.24%             1,754                   5.02%
Pennsylvania                 21,122,757.27                    4.97%             1,756                   5.03%
Ohio                         20,492,356.75                    4.82%             1,724                   4.94%
Virginia                     18,828,529.42                    4.43%             1,465                   4.20%
Arizona                      17,550,828.65                    4.13%             1,482                   4.25%
New Jersey                   16,229,011.21                    3.82%             1,329                   3.81%
Georgia                      15,193,994.81                    3.58%             1,168                   3.35%
Michigan                     15,047,629.37                    3.54%             1,266                   3.63%
North Carolina               12,827,616.71                    3.02%             1,039                   2.98%
Washington                   11,261,269.98                    2.65%               969                   2.78%
Massachusetts                 9,530,362.19                    2.24%               729                   2.09%
Tennessee                     9,016,167.50                    2.12%               707                   2.03%
Missouri                      8,118,675.12                    1.91%               751                   2.15%
Kentucky                      7,433,673.59                    1.75%               625                   1.79%
Nevada                        7,370,321.12                    1.73%               620                   1.78%
Minnesota                     6,599,851.03                    1.55%               528                   1.51%
Colorado                      5,814,723.67                    1.37%               578                   1.66%
Maryland                      5,185,084.18                    1.22%               492                   1.41%
South Carolina                5,156,182.50                    1.21%               403                   1.15%
Oklahoma                      4,689,924.12                    1.10%               438                   1.25%
Indiana                       4,216,516.06                    0.99%               396                   1.13%
Utah                          4,122,492.78                    0.97%               357                   1.02%
Connecticut                   3,929,192.28                    0.92%               325                   0.93%
Wisconsin                     3,711,062.09                    0.87%               310                   0.89%
Oregon                        3,508,511.23                    0.83%               298                   0.85%
Kansas                        3,383,169.10                    0.80%               288                   0.83%
New Mexico                    2,418,462.89                    0.57%               192                   0.55%
Mississippi                   2,125,909.13                    0.50%               158                   0.45%
Other (2)                    10,344,258.47                    2.43%               907                   2.60%
TOTAL                      $424,998,427.33                  100.00%            34,906                 100.00%

-------------------------------------------------------------------------------
(1)   Percentages may not add to 100% because of rounding.
(2)   States with principal balances less than $2,000,000.